U. S. SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 23, 2004

            U.S. Canadian Minerals, Inc.
    -----------------------------------------------------
   (Exact name of registrant as specified in its charter)

          Nevada                      0-25523              33-0843633
   ---------------------        --------------------      ------------
(State or other jurisdiction    (Commission File No.)      (I.R.S.
   of incorporation)                                      Identification No.)

       4955 S. Durango #216, Las Vegas, NV  89113
   -----------------------------------------------------------------
    (Address of principal executive offices)             (Zip Code)

   Registrant's Phone: (702) 433-8223  Fax: (702) 873-8917


- --------------------------------------------------------------
   (Former name or former address, if changed, since last
                           report)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

The Company purchased 5% of all current and future claim holdings and mineral interests of CMKM Diamonds in exchange for 7.5 million shares of common stock of U. S. Canadian. In addition, the Company acquired an option to purchase an additional 10% of such interests for $15,000,000.

The Claims are located mostly in Sasketchewan Canada.

The Company also purchased an additional 20% of the Saskatechewan claims held by Nevada Minerals, Inc. with whom the Company has a Joint Venture Agreement.


                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 U.S. Canadian Minerals, Inc.


Date:   July 21, 2004          By:
                                 -----------------------
                                 Rendal Williams
                                 Chief Executive Officer

ASSET PURCHASE AGREEMENT

Agreement dated as of July 18, 2004, between U. S. Canadian
Minerals, Inc., a Nevada corporation (U. S. Canadian or
Buyer) on behalf of its shareholders, and CMKM Diamonds, Inc.. (CMKM DIAMONDS) a Nevada corporation (Seller).
Whenever both parties are collectively referred in this Agreement they shall be designated as the parties.

The parties wish to provide for Seller's sale of the Assets to Buyer and Buyer s purchase of the Assets from Seller on the terms and conditions of this Agreement.

The parties agree as follows:

1.	The Acquisition.

1.1	Purchase and Sale.  Subject to the terms and conditions
of this Agreement, at the Closing to be held as provided in
Section 2, Seller shall sell the Assets to Buyer, and Buyer shall purchase the Assets from Seller, free and clear of all Encumbrances (Assets).

1.2	Purchase Price.  Seller will sell 5% of all current
and future claim holdings and mineral interests in exchange for 7.5 million shares of common stock of U. S. Canadian.
The shares exchanged hereunder shall be newly issued restricted shares under Rule 144 with a holding period of at least one year from the date of their issuance by UCAD and shall not have the holding period thereunder shortened by means of a dividend. Such shares may be distributed by means of a dividend but shall not take the holding or tacking periods of the underlying shares. By this agreement between both parties, in the event such transfer is initiated, the shares shall be deemed cancelled and void and this Agreement is deemed authorizated by both parties for such cancelation.

2.  The Closing.

2.1	Place and Time.  The closing of the sale and purchase of
the Assets (the Closing) shall take place at the offices of U. S. Canadian no later than the close of business on July 19, 2004, or at such other place, date and time as the parties may agree in writing.

2.2	Deliveries by Seller. At the Closing, Seller shall deliver
the following to Buyer:

(a)	Title to the Assets listed above free and clear of all
 Encumberance.

(b)	The documents contemplated by Section 3.

(c)	All other documents, instruments and writings required by
this Agreement to be delivered by Seller at the Closing and any other documents or records relating to Sellers business reasonably requested by Buyer in connection with this Agreement.

2.3	Deliveries by Buyer.  At the Closing, Buyer shall deliver
the following to Seller:

(a)	The shares as contemplated by section 1.

(b)	The documents contemplated by Section 4.

(c)	All other documents, instruments and writings required by
this Agreement to be delivered by Buyer at the Closing.

3.	Conditions to Buyers Obligations.

The obligations of Buyer to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Buyer:

3.1	Representations, Warranties and Agreements.

(a)	The representations and warranties of Seller set forth
in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time,

(b) Seller shall have performed and complied in all material respects with the covenants contained in this Agreement required to be performed and complied with by it at or prior to the Closing.

4.	Conditions to Seller 's Obligations.

The obligations of Seller to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Seller:

4.1	Representations, Warranties and Agreements.

(a)	  The representations and warranties of Buyer set forth
in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time.

(b)	Buyer shall have performed and complied in all material
respects with the covenants contained in this Agreement required to be performed and complied with by it prior to or at the Closing.

(c)	 Seller shall have appointed and Buyer shall have properly
accepted and added one member to the Buyers Board which shall have been chosen by Seller and whose term shall run until the next regularly scheduled Board election.

5.	Representations and Warranties of Seller.

Seller represents and warrants to Buyer that, to the knowledge of the Seller (which limitation shall not apply to Section 5.3), and except as set forth in the Disclosure Letter:

5.1	Organization of Seller; Authorization. Seller is a
corporation duly organized, validly existing and in good standing under the laws of Nevada with full corporate power and authority to execute and deliver this Agreement as it pertains to any representations or untertakings of Seller. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate actions of Seller and this Agreement constitutes a valid and binding obligation of Seller, enforceable against it in accordance with its terms.

5.2	Conflict as to Seller.  Neither the execution and delivery
of this Agreement nor the performance of Buyers obligations hereunder will

(a) violate any provision of the certificate of incorporation or by-laws of Seller or

(b) violate any statute or law or any judgement, decree, order, regulation or rule of any court or other Governmental Body applicable to Seller.

5.3	Ownership of Assets. The delivery of certificates to
Seller will result in Buyer's immediate acquisition of record and beneficial ownership of the Assets, free and clear of all Encumbrances.

5.4	Litigation. There is no action, suit, inquiry,
proceeding or investigation by or before any court or Governmental Body pending or threatened in writing against or involving Seller or any of its Subsidiaries which is likely to have a material adverse effect on the business or financial condition of Seller and its Subsidiaries, taken as whole, or which would require a payment by Seller or its subsidiaries in excess of $2,000.00 in aggregate or which questions or challenges the validity of this Agreement. Neither Seller nor any or its Subsidiaries is subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of Seller and its Subsidiaries, taken as a whole, or which would require a payment by Seller or its subsidiaries in excess of $2,000.00 in aggregate.

5.5	No Material Adverse Change. Since the date of the
Asset List attached hereto as Exhibit 1, there has not been any material adverse change in the business or financial condition of Seller and its Subsidiaries taken as a whole, other than changes resulting from economic conditions prevailing in the United States.

5.6	Brokers or Finders. Seller has not employed any
broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Assets to Buyer.

5.7	Transactions with Directors and Officers.  Seller
and its Subsidiaries do not engage in business with any Person in which any of Seller's directors or officers has a material equity interest. No director or officer of Seller owns any property, asset or right which is material to the business of Seller and its Subsidiaries, taken as a whole.

6.	Representations and Warranties of Buyer.

Buyer represents and warrants to Seller as follows:

6.1	Organization of Buyer; Authorization. Buyer is a
corporation duly organized, validly existing and in good standing under the laws of Nevada, with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Buyer and this Agreement constitutes a valid and binding obligation of Buyer, enforceable against it in accordance with its terms.

6.2	Buyer is a sophisticated business entity and an
accredited investor and has been given an opportunity to review provided corporate records and accountings for Seller and is acquiring such assets of seller after satisfaction of its own due diligence standards.

6.3	Brokers or Finders. Buyer has not employed any
broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with any of the transactions contemplated hereby.

6.4	Conflict as to Buyer.  Neither the execution
and delivery of this Agreement nor the performance of Buyers obligations hereunder will

(a) violate any provision of the certificate of incorporation or by-laws of Buyer or

(b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other
Governmanetal Body applicable to Buyer.

7.	Conduct of  Sellers Business Prior to the
Closing.

7.1	Operation in Ordinary Course. Between the
date of this Agreement and the Closing Date, Seller and its Subsidiaries shall conduct their businesses in all material respects in the ordinary course.

7.2	Corporate Organization. Between the date
of this Agreement and the Closing Date, Seller shall not cause or permit Seller or its subsidiariessell, lease, license or otherwise dispose of any of its properties or assets in an amount which is material to the business or financial condition of Privco and its Subsidiaries, taken as a whole, except in the ordinary course of business.

8.	Survival of Representations and Warranties;
Indemnification.

8.1	Survival. No representation or warranty
contained in this Agreement or in any certificate or document delivered pursuant hereto shall survive the Closing, except for those contained in Sections
5.1, 5.2, 5.3(only as to Seller), 5.6, 6.1, 6.2, 6.3,
6.4 (the Surviving Representations and Warranties).

8.2	Indemnification by Seller. Seller shall
indemnify and hold harmless Buyer and Seller, and shall reimburse Buyer for, any loss, liability, damage or expense (including reasonable attorneys fees)
(collectively, Damages) arising from or in connection with

(a) any inaccuracy in any of the Surviving
Representations and Warranties of Seller in this Agreement or

(b) any failure by Seller to perform or comply with any agreement in this Agreement.

8.3	 Buyer shall indemnify and hold harmless Seller,
and shall reimburse Seller for, any Damages arising from or in connection with

(a)  any inaccuracy in any of the Surviving
Representations and Warranties of Buyer in this Agreement, or

(b) any failure by Buyer to perform or comply with any agreement in this Agreement, except that after the Closing no claim shall be made with respect to the failure to perform or comply with any agreement required to have been performed or complied with prior to the Closing Date.

9.	Termination.

9.1	Termination. This Agreement may be terminated
before the Closing occurs only as follows:

(a)	By written agreement of Seller and Buyer at any
time.

(b)	By Seller, by notice to Buyer at any time, if one
or more of the conditions specified in Section 4 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1) would otherwise occur or if satisfaction of such a condition is or becomes impossible.

(c)	By Buyer, by notice to Seller at any time, if one
or more of the conditions specified in Section 3 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1), would otherwise occur of if satisfaction of such a condition is or becomes impossible.

9.2	Effect of Termination. If this Agreement is
terminated pursuant to Section 9.1, this Agreement shall terminate without any liability or further obligation of any party to another.


10.	Notices.

All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when

(a) delivered by hand,

(b) sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or

(c) received by the delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or to such other addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other parties).

If to Buyer:			  	If to Seller:
U.S. Canadian Minerals, Inc.		CMKM Diamonds, Inc.
4955 S. Durango				1489 Warm Springs
#216					Suite 110
Las Vegas, NV 89113			Henderson NV 89014

 11.	Miscellaneous.

11.1	Expenses. Each party shall bear its own expenses
incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder.

11.2	Captions. The captions in this Agreement are for
convenience of reference only and shall not be given any effect in the interpretation of this agreement.

11.3	No Waiver. The failure of a party to insist upon
strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.
Any waiver must be in writing.

11.4	Exclusive Agreement; Amendment. This Agreement
supersedes all prior agreements among the parties with respect to its subject matter, including the Letter of Intent and is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated orally.

11.5	Counterparts. This Agreement may be executed in
two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

11.6	Governing Law. This Agreement and (unless
otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Nevada, without regard to the conflicts of law principles thereof.

11.7 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other except that Buyer may assign its rights (but not its obligations) under this Agreement to any wholly-owned Subsidiary without the consent of Seller, provided that, after the Closing, no consent of Seller shall be needed in connection with any merger or consolidation of Buyer with or into another entity.


Seller:
CMKM Diamonds, Inc.


___________________________
Urban Casavant, President

Buyer:
U.S. Canadian Minerals, Inc.


__________________________
Rendal Williams, CEO




OPTION TO PURCHASE

1.	In consideration of the sum of $10 in hand
paid and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CMKM Diamonds, Inc. (hereinafter called the Seller), who covenants to be the owner of (as defined herein) hereby for the Seller and the Sellers heirs, executors, administrators, successors and assigns, offers and agrees to sell and convey to U. S. Canadian
Minerals, Inc. (hereinafter called the Buyer), and hereby grants to the said Buyer the first option and right of refusal to purchase, under the conditions hereinafter provided, 10% of all current and future claim holdings and mineral interests of CMKM in exchange for $1,500,000.00 USD per 1% interest in aid claims. Such interest may be purchased in one transaction or in a total of up to 10 transactions with no less than 1% being purchased per transaction.
This option to purchase shall be good for a period of up to 1 year from the date of the execution of this Agreement. The title to said claims is to be conveyed free and clear of all liens and/or encumbrances.

2.	The Seller agrees to pay all expenses of
transfer of such interests.

3.	This option may be exercised by the Buyer,
at any time during the effectiveness of this Agreement.

4.	Loss or damage to the property from an act of
God shall be at the risk of the Seller until the transfer to the Buyer has been recorded, and in the event that such loss or damage occurs, the Buyer may, without liability, refuse to accept conveyance of title, or may elect to accept conveyance of title, in which case there shall be an equitable adjustment of the purchase price.

5.	The parties to this Agreement, and their agents
represent and warrant they are entering into this Agreement and the performance by them, and their agents hereunder will not conflict with, violate or constitute a breach of, or require any consent or approval under any agreement, license, arrangement or understanding, or any law, judgment, decree, order, rule or regulation to which they and their agents are a party or by which it is bound.

6.  	The signatories and parties to this agreement
warrant that they are authorized to enter into this Agreement and that their signature is binding upon the parties hereto. All entities which are parties to this Agreement warrant that they are in good standing and current with their states or locations of domicile and that their entering into this Agreement will not violate or breach any other binding agreements of the parties.

7.	If any provision of this Agreement is invalid
and unenforceable in any jurisdiction, then to the fullest extent permitted by law: (a) the other provisions hereof shall remain in full force and effect in such jurisdiction;
and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or unenforceability of such provision in any other jurisdiction.

8.	This Agreement contains the entire understanding
and agreement between the parties with respect to the subject matter hereof and cannot be amended, modified or supplemented in any respect except by a subsequent written agreement entered into by the parties.

9.	This Agreement may not be assigned.  Subject to the
foregoing, in every respect, this Agreement shall inure to the benefit of and be binding upon the parties and their successors.

10.	The waiver by either party of a breach of any
provision of this Agreement shall not operate, to as or be construed as a waiver of any subsequent breach.

11.	Any notice, request, demand or other communication
in connection with this Agreement shall be (i) in writing,
(ii) delivered by personal delivery, or sent by commercial delivery service or registered or certified mail, return receipt requested or sent by facsimile, (iii) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt or, in the case of a facsimile, upon receipt thereof and (iv) addressed as follows:

U.S. Canadian Minerals, Inc.		CMKM Diamonds, Inc.
4955 S. Durango				1489 Warm Springs
#216					Suite 110
Las Vegas, NV 89113			Henderson NV 89014

or to any such other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section.

12.	This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

13.	This Agreement shall be governed by, and construed
in accordance with the laws of the State of Nevada. In the event any action be instituted by a party to enforce any of the terms and provisions contained herein, the prevailing party in such action shall entitled to such reasonable attorneys' fees, costs and expenses as may be fixed by the Court.

IN WITNESS WHEREOF, the parties have executed this Agreement as the day and year first stated above.

U.S. Canadian Minerals, Inc.	CMKM Diamonds, Inc.


By:__________________		By:____________________
Rendal Williams, CEO		Urban Casavant, President